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                                                                    Exhibit 10.1


                       FIRST AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------


          THIS FIRST AMENDMENT TO LOAN AGREEMENT ("Amendment"), dated as of
                                                   ---------
April 23, 1996, is made and entered into by and between MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and GERMAN
                                                      --------
AMERICAN CAPITAL CORPORATION, a Maryland corporation, as agent or trustee for itself and others, and its successors and assigns ("Lender").
                                                    ------

                                    RECITALS
                                    --------

          WHEREAS, Lender and Borrower entered into that certain Loan Agreement, dated as of October 10, 1995 (the "Loan Agreement");
                                   --------------

          WHEREAS, Lender and Borrower desire to amend and modify the Loan Agreement in certain respects.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Lender and Borrower agree as follows:

          1. Section 2.4(b) of the Loan Agreement is hereby amended by deleting the phrase "during the period between September 1 and September 30 of any" in the third and fourth lines thereof and replacing it with "on October 1 of each".

          2. Section 2.5(a)(i) of the Loan Agreement is hereby amended as follows:

               (a) By deleting the phrase "between September 1 through October 1 ("Prepayment Periods")" in the fourth and fifth lines thereof and replacing it
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with "on October 1 (the "Prepayment Date")".
                         ---------------

               (b) By deleting the phrase "during the Prepayment Periods" in the sixth line thereof and replacing it with "on October 1 of each year".
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               (c) By deleting the phrase "during any such Prepayment Period" in the ninth line thereof and replacing it with "on any such Prepayment Date".

          3. Section 2.12(b) of the Loan Agreement is hereby amended as follows:

               (a) By deleting the phrase "in the current Prepayment Period and in all subsequent Prepayment Periods" in the twelfth and thirteenth lines thereof and replacing it with "on the current Prepayment Date and on all subsequent Prepayment Dates."

               (b) By deleting the words "Prepayment Period" in the seventeenth line thereof and replacing them with "Prepayment Date."

               (c) By deleting the phrase "during the period from September 1, 1995 through August 31, 1996" in the nineteenth and twentieth lines thereof and replacing it with "on October 1, 1996."

               (d) By deleting the phrase "the period between September 1, 1999 and October 1, 1999" in the last two lines thereof and replacing it with "October 1, 1999."

          4. The following new representations are hereby added to Section 6.1 of the Loan Agreement and such new representations shall be made effective as of the date of this Amendment (the "Amendment Date"):
                                 --------------

          "(jj)   The Mortgages and the Assignments of Rents and Revenues
          establish a first priority security interest in favor of the Lender in all the Borrower's material personal property used in, and reasonably necessary to operate, the Mortgaged Property.

          (kk) The Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, applicable law.

          (ll) The Mortgaged Property is free of any material damage that would materially and adversely affect the value of the Mortgaged

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          Property as security for the Loans and is in good repair, and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property.

          (mm) The Borrower is in possession of all licenses, permits and other authorizations required by all applicable laws and material for the conduct of its business and all such licenses, permits and authorizations are valid and in full force and effect.

          (nn) All taxes and governmental assessments that became due and owing with respect to the Mortgaged Property and which must be paid prior to the Amendment Date in order to avoid delinquency have been paid by the Borrower, or are being appealed.

          (oo) The Mortgaged Property is insured in the manner required by the Loan Documents; all premiums on such insurance policies required to be paid as of the Amendment Date have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; the Mortgages or this Agreement authorizes the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from the Borrower.

          (pp) There is no default, breach, violation or event of acceleration existing under the Mortgages or Promissory Notes and, to the Borrower's knowledge, no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

          (qq) The Borrower has not used, caused or permitted to exist and will not use, cause or permit to exist on the Mortgaged Property any Hazardous Substances in any manner which

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          violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Substances and to the best of the Borrower's knowledge, the Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental hazards, and no notice of violation of such laws has been issued by any governmental agency or authority.

          (rr) All of the Loan Documents to which Borrower is a party are the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and there is no offset, defense, counterclaim or right to rescission with respect to such Loan Documents or any other agreements.

          (ss) No limited partner of the Borrower (and, to the Borrower's knowledge, no group of affiliated limited partners) owns in the aggregate, directly or indirectly, fifty percent (50%) or more of the limited partnership interest in the Borrower."

          5. The following new sections are hereby added to Article VII of the Loan Agreement:

          "Section 7.20  Separateness Covenants of Borrower.   Borrower shall at
                         ----------------------------------
     all times:

          (a)(i) except to the extent that Borrower's or Manager's currently existing cash management procedures or future cash management procedures established by Manager as permitted by the Management Agreement require otherwise, cause its assets and liabilities to be separately

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     identifiable and not commingled with those of any other person or entity and subject to segregation without requiring substantial time or expense to effect and account for such segregated assets and liabilities; (ii) maintain bank accounts, books and records and books of account separate and apart from those of any other person or entity; (iii maintain financial statements separate and apart from those of any other person or entity; and
     (iv) pay from its assets and not from the assets of any other person or entity, all obligations, liabilities and indebtedness of any kind incurred or owed by it;

     (b) conduct its business solely in its own name so as not to mislead others as to the identity of the entity with which such others are concerned (except that the hotels may be operated as "Residence Inns by Marriott" or similar names);

     (c) maintain adequate capitalization for the business in which it is engaged or in which it may become engaged and in light of its business and purpose;

     (d) provide for payment of its own operating expenses and liabilities from its own funds and not permit such expenses and liabilities to be paid by the General Partner or any other person or entity; provided that this subparagraph (d) shall not prohibit Borrower from borrowing funds from the General Partner or third parties in accordance with this Agreement;

     (e) not dissolve or liquidate;

     (f) observe all requisite partnership formalities;

     (g) maintain an arms-length relationship with all of its Affiliates;

     (h) not guarantee or become obligated for the debts of any other person or entity or hold out its credit as being available to satisfy the obligations of others;

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     (i) not acquire obligations or securities of its partners, members or shareholders;

     (j) allocate fairly and reasonably any overhead for shared office space;

     (k) use separate stationery, invoices and checks;

     (l) not pledge its assets for the benefit of any other person or entity or make any loans or advances to any person or entity; and

     (m) hold itself out as a separate entity and correct any known misunderstandings regarding its separate identity.

     "Section 7.21 Separateness Covenants of the General Partner. The General
                   ---------------------------------------------
Partner shall at all times:

     (a) (i) cause the General Partner's assets and liabilities to be separately identifiable and not commingled with those of any other person or entity and subject to segregation without requiring substantial time or expense to effect and account for such segregated assets and liabilities;
     (ii) maintain bank accounts, books and records and books of account separate and apart from those of any other person or entity; (iii) maintain financial statements separate and apart from those of any other person or entity; and (iv) pay from its assets and not from the assets of any other person or entity all obligations, liabilities and indebtedness of any kind incurred or owed by the General Partner;

     (b) conduct the General Partner's business solely in the General Partner's own name so as not to mislead others as to the identity of the entity with which such others are concerned;

     (c) maintain adequate capitalization for the businesses in which the General Partner is engaged or in which the General Partner may become engaged and in light of the General Partner's business and purpose;


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     (d)   provide for payment of the General Partner's own operating expenses and liabilities from the General Partner's own funds and not permit such expenses and liabilities to be paid by the Borrower; provided that this subparagraph (d) shall not prohibit the General Partner from borrowing funds if not otherwise prohibited by this Agreement;

     (e)   not dissolve or liquidate;

     (f)   observe all requisite corporate formalities;

     (g) maintain an arms-length relationship with all of the General Partner's Affiliates;

     (h) not guarantee or become obligated for the debts of any other person or entity or hold out the General Partner's credit as being available to satisfy the obligations of others;

     (i) not acquire obligations or securities of the General Partner's shareholder;

     (j)   allocate fairly and reasonably any overhead for shared office space;

     (k)   use separate stationery, invoices and checks;

     (l) not pledge the General Partner's assets for the benefit of any other person or entity or make any loans or advances to any person or entity other than to the Borrower;

     (m) hold itself out as a separate entity and correct any known misunderstandings regarding the General Partner's separate identity; and

     (n) own no material assets other than liquid assets and its interest in Borrower and in the General Partner Note and incur no material

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          liabilities other than liabilities arising as the General Partner of
          Borrower.

          6. Section 8.15(c) of the Loan Agreement is amended by adding the following to the end of such subsection: "in excess of $10,000 per Inn during any Fiscal Year (as defined in the Management Agreement)."

          7. Section 11.13 of the Loan Agreement is amended by adding the phrase "(except as provided in Section 11.23)" between the words "Lender" and "agrees" on the fourth line thereof.

          8.   The following is added as a new Section 11.23:

          "11.23  Disclosure.  Borrower acknowledges that Lender may transfer
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          and assign the Loans to a trust (the "Trust") to be created to issue
                                                -----
          commercial mortgage pass-through certificates (the "Certificates").
                                                              ------------
          In connection therewith, Lender, the trustee of such Trust ("Trustee")
                                                                       -------
          and/or the servicer engaged pursuant to such Trust ("Servicer") may
                                                               --------
          disclose information regarding this Agreement or the Related Documents and the operation of the Inns, and provide copies of this Agreement or the Related Documents, and any financial statements or reports delivered by Borrower pursuant to this Agreement or the Related Documents to the Trustee and the Servicer, any holder or prospective holder of the Certificates, and Fitch Investors Service, L.P. (or other rating agency) and any counsel to or agents, officers, employees, and representatives of any such Person, and may disclose and describe the terms hereof and of the Related Documents in any offering memorandum, prospectus, or registration statement or other filing required under applicable law, provided, however, that any
                                                --------  -------
          disclosure of information in any offering memorandum, prospectus, or registration statement or other filing required under applicable law or to any prospective holder of the Certificates, and any counsel to or agents, officers, employees, and representatives of any such Person, concerning (i) revenues per available rooms, (ii) Gross Revenues, (iii) Operating Profit, and (iv) occupancy and room rate

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          statistics of individual Inns shall be made in a format (the "Coded
                                                                        -----
          Format") with no identification as to which information applies to
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          which specific Inn, but which may refer to the Inns on a property by property basis under which each Inn is identified by a code and the Inns are grouped into the following regions: West (4 Inns), South (3
          Inns) and Mid-West (8 Inns). Periodic reports delivered to holders of Certificates following transfer of the Loans through a Trust shall state that the information contained therein is confidential and also shall disclose items (i) through (iv) above solely in the Coded Format, but a "key" may be provided in a separate document to any such holder of Certificates to correlate the codes and the Inns, permitting a holder of Certificates to identify the Inns to which such operating information pertains."

          9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument. Any counterpart may be executed by facsimile copy.

          10. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Loan Agreement.

          11. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect and Borrower and Lender hereby ratify and confirm same.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                             MARRIOTT RESIDENCE INN LIMITED
                             PARTNERSHIP, a Delaware limited
                             partnership

                             By:  RIBM One Corporation, General
                                  Partner

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                         By:
                             -------------------------------
                         Name:
                               -----------------------------
                         Title:
                                ----------------------------


                    RIBM ONE CORPORATION


                    By:
                        -------------------------------
                    Name:
                          -----------------------------
                    Title:
                           ----------------------------


                    GERMAN AMERICAN CAPITAL CORPORATION, a
                    Maryland corporation, as agent or
                    trustee for itself and others, and its
                    successors and assigns


                    By:
                        -------------------------------
                    Name:
                          -----------------------------
                    Title:
                           ----------------------------



                    By:
                        -------------------------------
                    Name:
                          -----------------------------
                    Title:
                           ----------------------------

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